Exhibit 10.1

EXECUTION COPY

RESTATEMENT AGREEMENT

TO CREDIT AGREEMENT

Restatement Agreement (this “Restatement Agreement”) dated as of August 20, 2012, by and among MEDIACOM COMMUNICATIONS CORPORATION, a Delaware corporation (“MCC”), MEDIACOM BROADBAND, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Parent Guarantor”), MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”), each of the lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., a national banking corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the definitions provided therefor in the Existing Credit Agreement (as defined below).

WHEREAS, the Borrowers, certain lenders and the Administrative Agent entered into a credit agreement dated as of July 18, 2001 (the “Original Credit Agreement”);

WHEREAS, the Original Credit Agreement was amended and restated as of December 16, 2004 (as further amended, supplemented and modified and in effect on the date hereof, the “Existing Credit Agreement”);

WHEREAS, Section 11.04 of the Existing Credit Agreement provides that the Existing Credit Agreement may be amended by the Borrower and the Majority Lenders; and

WHEREAS, the Borrower and the Majority Lenders have agreed to amend and restate the Existing Credit Agreement in its entirety in the form attached as Exhibit A;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendment and Restatement of Existing Credit Agreement. The Existing Credit Agreement is hereby amended and restated in its entirety in the form attached as Exhibit A.

SECTION 2. Conditions to Effectiveness. This Restatement Agreement shall become effective upon satisfaction of each of the conditions set forth in Section 6.01 of Exhibit A.

SECTION 3. No Other Amendments. Except as hereby amended and except as provided below, the terms and provisions of each Loan Document shall remain in full force and effect (including the security interest of the Administrative Agent under the Loan Documents). The Administrative Agent and the Borrowers are hereby authorized to enter into such amendments to the other Loan Documents and the Exhibits to the Existing Credit Agreement as the Administrative Agent shall determine are necessary or desirable to reflect the amendment and restatement of the Existing Credit Agreement pursuant to this Restatement Agreement.

SECTION 4. GOVERNING LAW. THIS RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Restatement Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of this Restatement Agreement by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Restatement Agreement. Any party delivering an executed counterpart of this Restatement Agreement by facsimile or other electronic means shall also deliver an original executed counterpart of this Restatement Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Restatement Agreement.

SECTION 6. Headings. The headings of this Restatement Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have executed the Restatement Agreement as of the date first written above.

BORROWERS

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member

By:	Mediacom Communications Corporation, a Member

By:
Name:
Title:

MEDIACOM BROADBAND LLC
By:	Mediacom Communications Corporation, a Member

By:
Name:
Title:

MEDIACOM COMMUNICATIONS CORPORATION

By:
Name:
Title:

[Signature Page to Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:
Name:	Ann B. Kerns
Title:	Vice President

[Signature Page to Restatement Agreement]

EXHIBIT A

Exhibit A is filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 of Mediacom Broadband LLC.